Table of Contents

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I.    PURPOSES AND SCOPE OF PLAN...............................................1


II.   AMOUNT OF STOCK SUBJECT TO THE PLAN......................................1


III.  ADMINISTRATION...........................................................2


IV.   ELIGIBILITY..............................................................3


V.    STOCK OPTIONS............................................................3

       1.  General.............................................................3
       2.  Exercise Price and Payment..........................................3
       3.  Term of Options and Limitations on the Right of Exercise............4
       4.  Exercise of Options.................................................5
       5.  Nontransferability of Options.......................................5
       6.  Termination of Employment...........................................6
       7.  Maximum Allotment of Incentive Options..............................7

VI.   PERFORMANCE SHARE AWARDS.................................................7

       1.   General............................................................7
       2.   Restrictions.......................................................7
       3.   Stock Certificate..................................................8
       4.   Treatment of Dividends.............................................8
       5.   Nontransferability.................................................8
       6.   Shareholder Rights.................................................8
       7.   Termination of Employment..........................................8

VII.  CHANGE OF CONTROL........................................................8


VIII. PURCHASE FOR INVESTMENT..................................................9


IX.   ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES...................9


X.    WITHHOLDING TAXES.......................................................10


XI.   DEFERRAL................................................................11


XII.  LISTING OF SHARES AND RELATED MATTERS...................................11


XIII. AMENDMENT OF THE PLAN...................................................11


XIV.  TERMINATION OR SUSPENSION OF THE PLAN...................................11


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XV.   GOVERNING LAW...........................................................12


XVI.  PARTIAL INVALIDITY......................................................12


XVII. EFFECTIVE DATE, DURATION OF THE PLAN....................................12


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                            Century Aluminum Company

                            1996 STOCK INCENTIVE PLAN
                        As Amended through June 28, 2001


     I.   PURPOSES AND SCOPE OF PLAN

     Century Aluminum Company (the "Company") desires to afford certain salaried officers and other salaried key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company. Directors who are salaried key employees within the meaning of the foregoing are eligible to participate in the 1996 Stock Incentive Plan (the "Plan"). These objectives will be promoted through the granting to such key employees of equity instruments including (i) incentive stock options ("Incentive Options") which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options which are not intended to so qualify ("NQSOs"); and (iii) performance share units ("Performance Shares").

     The awards offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

     The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     II.  AMOUNT OF STOCK SUBJECT TO THE PLAN

     The total number of shares of common stock of the Company reserved and available for distribution pursuant to options and awards granted hereunder shall not exceed, in the aggregate, 2,000,000 shares of the authorized common stock, $0.01 par value, per share, of the Company (the "Shares"), subject to adjustment described below.

     Shares which may be acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. Whenever any outstanding option or award or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or without having fully vested, the Shares allocable to the expired, canceled, forfeited or otherwise terminated portion of the option or award may again be the subject of options or awards granted hereunder.

     In the event of any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, split-off, spin-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an

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effect similar to any of the foregoing,  the aggregate number of Shares reserved for issuance under the Plan, the number and option price of Shares subject to outstanding options, the financial performance goals contained in a Performance Share award, the number of Shares subject to a Performance Share award and any other characteristics or terms of the options and awards as the Board of Directors (as hereinafter defined) or the Committee (as hereinafter defined), as the case may be, shall deem necessary or appropriate to reflect equitably the effects of such changes to the holders of options and awards, shall be appropriately substituted for new shares or adjusted, as determined by the Board of Directors or the Committee, as the case may be, in its discretion. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and
(ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code without the consent of the grantee.

     III. ADMINISTRATION

     The Compensation Committee (the "Committee"), or the Board of Directors of the Company (the "Board of Directors") if there is no Committee, will have sole and exclusive authority to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a "non-employee Director" within the meaning of Rule 16b-3 or any successor rule or regulation ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to comply at all times with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by a majority of the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by a majority of the Board of Directors.

     Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to
(i) select employees of the Company and its subsidiaries as recipients of options or awards; (ii) determine the number and type of options or awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any options or awards granted; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any option or award granted and any agreements relating thereto; and (vi) otherwise supervise the administration of the Plan.

     The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

     The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall he paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option or award granted hereunder.


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     The Company  shall  indemnify  each member of the Board of Directors or the
Committee, as the case may be, for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of, or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder

     IV.  ELIGIBILITY

     Options and Performance Share awards may be granted only to certain salaried officers and other salaried key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. In no event may any eligible person be granted or awarded stock options and Performance Shares covering, in the aggregate, more than 300,000 Shares (subject to adjustment as described in Article II above) in any fiscal year of the Company.

     V.   STOCK OPTIONS

     1. General. Options may be granted alone or in addition to other awards granted under the Plan. Any options granted under the Plan shall be in such form as the Board of Directors or the Committee, as the case may be, may from time to time approve and the provisions of the option grants need not be the same with respect to each optionee. Options granted under the Plan may be either Incentive Options or NQSOs. The Board of Directors or the Committee, as the case may be, may grant to any optionee Incentive Options, NOSOs or both types of options.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Board of Directors or the Committee, as the case may be, deems appropriate. Each option grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the options and state that such options are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Board of Directors or the Committee, as the case may be, may approve.

     2. Exercise Price and Payment. The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined below, at the date the option is granted (110% in the case of an Incentive Option granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a "10% Shareholder")).


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     Except with respect to options ("Effective Date Options") granted effective upon the consummation of the IPO (as hereinafter defined), if the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the average of the high and low sale price on such national securities exchange in the United States on the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be the average of the high and low sale price determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are listed on the Nasdaq National Market ("Nasdaq"), the fair market value per share shall be deemed to be the average of the high and low sale prices on the date upon which the option is granted as reported by Nasdaq or, if the Shares are not traded on such date or Nasdaq is not open for business on such date, the fair market value per Share shall be the average of the high and low sale price determined as of the closest preceding date on which Nasdaq shall have reported the Shares. With respect to Effective Date Options, the fair market value per Share shall be equal to the public offering price of the Shares, as such price is set forth on the cover of the final prospectus related to the initial public offering of Shares (the "IPO").

     For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

     3. Term of Options and Limitations on the Right of Exercise. The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. Stock options may provide for acceleration of exercisability in the event of the death, disability or retirement of the optionee.

     The Board of Directors or the Committee, as the case may be, shall have the right to limit, restrict or prohibit, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.


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     To the  extent  that an  option  is not  exercised  within  the  period  of exercisability specified therein, it shall expire as to the then unexercised part.

     4. Exercise of Options. Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefor made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

     Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an option may, to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article V, Paragraph 2 hereof relating to the fair market value of Shares shall apply in all respects.

     Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company
shall  determine,  in  its  sole  discretion,   and  from  time  to  time,  such
administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

     5. Nontransferability of Options. An Incentive Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Incentive Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except as otherwise provided in the applicable option agreement, a NQSO granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any NQSO granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. The option of any person to acquire Shares and all his rights thereunder shall terminate immediately if the holder: (a) attempts to or does sell, assign, transfer, pledge, hypothecate or otherwise dispose of the option or any rights thereunder to any other person except as permitted above; or (b) becomes insolvent or bankrupt or becomes involved in any manner so that the option or any rights thereunder becomes subject to being taken from him to satisfy his debts or liabilities.


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     6.  Termination  of  Employment.  Except as set forth in Article VII,  upon termination of employment of any option holder, any option previously granted to such option holder, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the option holder shall die while in the employ of the Company or any subsidiary of the Company, and at a time when such employee was entitled to exercise an option as herein provided, his estate or the legatees or distributees of his estate or of the option, as the case may be, of such option holder, may, within one (1) year following the date of death, but not beyond that time and in no event later than the expiration date of the option, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares which the option holder was entitled to purchase; and

          (b) if the employment of any option holder to whom such option shall have been granted shall terminate by reason of the option holder's retirement on or after he reaches the age of 60 years in such manner as would entitle him to receive full Social Security benefits if he were then 65 years of age, or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such option holder shall have the right to purchase under the option the number of Shares, if any, which he was entitled to purchase at the time of such termination, at any time up to and including three (3) months after the date of such termination of employment, but not beyond that time and in no event shall an option be exercised later than the expiration date of the option.

     In no event shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

     Except as otherwise determined by the Board of Directors or the Committee, as the case may be, and other than as set forth above, if an option holder voluntarily terminates his or her employment, or is discharged, any option granted hereunder shall be canceled and the option holder shall have no further rights to exercise any such option and all of the option holder's rights thereunder shall terminate as of the effective date of such termination of employment.

     If  an  option   granted   hereunder   shall  be  exercised  by  the  legal
representative of a deceased option holder or former option holder or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any option holder or former option holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code.


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     A termination  of employment  shall not be deemed to occur by reason of (i)
the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

     7. Maximum Allotment of Incentive Options. If the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as NQSOs.

     VI.  PERFORMANCE SHARE AWARDS

     1. General. Performance Share awards may be granted alone or in addition to any other awards granted under the Plan. The provisions of Performance Share awards need not be the same with respect to each recipient. Performance Share awards granted under the Plan shall be in such form as the Board of Directors or the Committee, as the case may be, may from time to time approve. Each grant of a Performance Share award shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Board of Directors or the Committee, as the case may be, and) accepted by the recipient. Such agreement shall describe the Performance Share award and state that such award is subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Board of Directors or the Committee, as the case may be, may approve. Each Performance Share awarded under the Plan shall entitle the grantee to receive one Share upon vesting of such Performance Share.

     2. Restrictions. Each Performance Share award shall vest upon (A) the passage of time and/or (B) the attainment by the Company of specified financial performance objectives. Company financial performance objectives may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits (either on the Company or business unit level), (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Board of Directors or the Committee, as the case may be, at the time the award is granted. Such time periods (the "Performance Period") and financial performance goals shall be set by the Board of Directors or the Committee, as the case may be, in its sole discretion.

     Performance Share awards shall become vested in a recipient upon the lapse of the Performance Period, if any, and/or the attainment of the associated financial performance goals set forth in the agreement between the recipient and the Company. Performance Share awards shall vest in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the granting of the Performance Share awards. The agreement evidencing the Performance Share awards may provide for acceleration of vesting in the event of the death, disability or retirement of the recipient


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     3.  Stock  Certificate.  No  stock  certificates  shall  be  issued  to the recipient with respect to Performance Share awards until such time as the Performance Share awards vest.

     4. Treatment of Dividends. If any ordinary cash dividends are declared or paid on Shares, the record date of which is prior to the forfeiture or the vesting of Performance Share awards, the holder of the Performance Share awards shall be entitled to receive an amount equal to the amount of the per Share dividend declared for each Performance Share. Such dividends shall be paid to such recipients at the same time and in the same manner as dividends are paid to stockholders of the Company.

     5. Nontransferability. Subject to the provisions of this Plan and the applicable agreement, during the period when the Performance Shares have not vested, the recipient shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Performance Shares awarded under the Plan.

     6. Shareholder Rights. The recipient shall have no rights with respect to the Performance Shares or any Shares related thereto until they have vested, including no right to vote the Performance Shares or such Shares, other than the right to receive dividends as set forth in the Plan.

     7. Termination of Employment. Subject to the provisions of Paragraph 2 above, all unvested Performance Shares shall be forfeited upon termination of employment.

     VII. CHANGE OF CONTROL

     Notwithstanding anything to the contrary contained herein, upon a Change of Control (as defined below) of the Company, (i) all options shall immediately vest and become exercisable in full during the remaining term thereof, and shall remain so, whether or not the option holder to whom such options have been granted remains an employee of the Company or its subsidiaries, and (ii) the restrictions applicable to any or all Performance Share awards shall lapse and such awards shall be fully vested.

     A "Change of Control" shall be deemed to have taken place upon the occurrence of any of the following events:

          (i) any person (which shall mean and include an individual, corporation, partnership, group, association or other "person", as such term is used in Sections 13 and 14 of the Exchange Act) which theretofore beneficially owned less than 20% of the Shares then outstanding, acquires Shares in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such person directly or indirectly owning at least 20% of the Shares then outstanding; or

          (ii) the election or appointment, within a twelve (12) month period, of persons to the Board who were not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board.


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     Notwithstanding anything herein to the contrary, no Change of Control (only with respect to the particular option holder or award grantee referred to therein in the case of (A)) shall be deemed to have occurred by virtue of any event which results from the acquisition, directly or indirectly, of 20% or more of the outstanding Shares by (A) the option holder or Performance Share recipient or a person including the option holder or Performance Share recipient, (B) the Company, (C) a subsidiary of the Company, or (D) any savings, pension or other employee benefit plan of the Company or of a subsidiary, or any entity holding securities of the Company recognized, appointed, or established by the Company or by a subsidiary for or pursuant to the terms of such plan.

     VIII. PURCHASE FOR INVESTMENT

     Except as hereafter provided, the Company may require the recipient of Shares pursuant to an option or award granted hereunder, upon receipt thereof, to execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Act) if the Shares being reoffered are registered under the Act and a prospectus in respect thereof is current.

     IX.  ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to a grant hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option or grant of Performance Share awards, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).


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

     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

     X.   WITHHOLDING TAXES

     An employee exercising an NQSO or acquiring Shares pursuant to the vesting of Performance Shares may elect to have a specified percentage of his shares withheld by the Company in order to satisfy tax obligations. Any such election shall be made pursuant to a written notice signed by the employee. The Company may require an employee exercising an NQSO or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) or acquiring Shares pursuant to Performance Share awards to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article X or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

     With respect to withholding required hereunder, an optionee or holder of a Performance Share award may elect, subject to the approval of the Board of Directors or the Committee, as the case may be, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value (as determined under the provisions of Article V, Paragraph 2) on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the optionee or holder, and shall be subject to any restrictions or limitations that the Board of Directors or the Committee, as the case may be, in its sole discretion, deems appropriate.

     If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.


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

     XI.  DEFERRAL

     The Board of Directors or the Committee, as the case may be, may permit an optionee or holder of Performance Share awards to defer such individual's receipt of Shares that would otherwise be due to such optionee or holder by virtue of the exercise of an option or the lapse of restrictions with respect to Performance Share awards. If any such deferral election is required or permitted, the Board of Directors or the Committee, as the case may be, shall, in its sole discretion, establish rules and procedures for such deferrals.

     XII. LISTING OF SHARES AND RELATED MATTERS

     If at any time the Board of Directors or the Committee, as the case may be, shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.

     XIII. AMENDMENT OF THE PLAN

     The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article II, (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the awards granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option or award granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option or the award.

     XIV. TERMINATION OR SUSPENSION OF THE PLAN

     The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors or the Committee, as the case may be, shall terminate as provided in Article XVII. An option or award may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option or award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option or award was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options and awards granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.


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

     XV.  GOVERNING LAW

     The Plan, such options and awards as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     XVI. PARTIAL INVALIDITY

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

     XVII. EFFECTIVE DATE, DURATION OF THE PLAN

     The Plan shall become effective as of February 28, 1996, subject to approval by the Company's stockholders, and shall remain in effect, subject to the provisions of Article XIV, until all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, in no event may any options or Performance Share awards be granted under the Plan on or after February 28, 2006.


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